UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2005

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



  Delaware                             0-26224                   51-0317849
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)



                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

    Registrant's telephone number, including area code: (609)275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

FIRST AMENDMENT TO THE INTEGRA LIFESCIENCES HOLDINGS CORPORATION 2003 EQUITY INCENTIVE PLAN

On May 17, 2005, the stockholders of Integra LifeSciences Holdings Corporation (the "Company") approved the First Amendment to the Integra LifeSciences Holdings Corporation 2003 Equity Incentive Plan. The amendment was approved by the Board of Directors of the Company, subject to approval by stockholders, on February 22, 2005.

The amendment increases the number of shares of common stock authorized for issuance under the plan from 2,500,000 to 4,000,000 and makes certain administrative amendments.

A copy of the amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

RESTRICTED STOCK AGREEMENT

On May 17, 2005, the Board of Directors approved the form of restricted stock agreement for awards of restricted stock made to non-employee directors who elect to receive all or a portion of their annual retainer of $40,000 in restricted stock. The shares of restricted stock will be issued under the Integra LifeSciences Holdings Corporation 2003 Equity Incentive Plan.

A copy of the form is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On May 13, 2005, Mr. Neal Moszkowski notified the Board of Directors that he would not stand for re-election as a director at the annual meeting of stockholders. Mr. Moszkowski's letter to Board of Directors is attached as
Exhibit 17.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 8.01.  OTHER EVENTS.

On May 17, the Company held its annual meeting of stockholders. As result of Mr. Moszkowski's decision not to stand for re-election as a director (as described in Item 5.02(a) above), the Company's Board of Directors reduced the number of members of the Board of Directors from seven to six prior to the meeting. A copy of the press release issued by the Company announcing the results of its annual meeting is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number        Description of Exhibit
-------------------   ---------------------------

10.1 First Amendment to the Integra LifeSciences Holdings Corporation 2003 Equity Incentive Plan

10.2 Form of Restricted Stock Agreement for non-employee directors under the Integra LifeSciences Holdings Corporation 2003 Equity Incentive Plan

17.1                  Letter from Neal Moszkowski dated May 13, 2005

99.1                  Press release issued May 17, 2005



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

         Date: May 17, 2005            By: /s/ Stuart M. Essig
                                           -------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer







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                                 Exhibit Index


Exhibit Number        Description of Exhibit
-------------------   ---------------------------

10.1 First Amendment to the Integra LifeSciences Holdings Corporation 2003 Equity Incentive Plan

10.2 Form of Restricted Stock Agreement for non-employee directors under the Integra LifeSciences Holdings Corporation 2003 Equity Incentive Plan

17.1                  Letter from Neal Moszkowski dated May 13, 2005

99.1                  Press release issued May 17, 2005